Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK STRATEGIC SERIES

Supplement dated June 1, 2018 to the current Prospectus, as may be supplemented

The following paragraph is amended under the “Your Account” section above the heading “Reducing your Class A sales charges” in “SALES CHARGE REDUCTIONS AND WAIVERS”:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary Sales Charge Waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).

The following bulleted paragraph is amended under the “Your Account” section under the heading “Other waivers” in “SALES CHARGE REDUCTIONS AND WAIVERS”:

▪	In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary Sales Charge Waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

The following sections are being added to Appendix 1 to each fund’s prospectus.

Ameriprise Financial Services, Inc. (“Ameriprise Financial”)

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account which is not held directly at the fund will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Morgan Stanley Smith Barney

Effective June 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held direct at the fund will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.